UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

WIRELESS TELECOM GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Station No.:
3)	Filing Party:
4)	Date Filed:

EXPLANATORY NOTE

On April 19, 2019, Wireless Telecom Group, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on May 30, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 4 that is soliciting a non-binding, advisory vote from Company shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”). This Proposal 4 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

PROXY STATEMENT SUPPLEMENT
2019 ANNUAL MEETING OF SHAREHOLDERS
To Be Held Thursday, May 30, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Wireless Telecom Group, Inc. (the “Company”, “we”, or “our”), dated April 19, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to, (i) add a new Proposal 4 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 4”) and (ii) update the Notice of the Annual Meeting to add the new Proposal 4 (the “Updated Notice”). This Supplement, along with the Updated Notice accompanying this Supplement as Appendix A, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The form of proxy card included with the originally filed definitive proxy statement is amended in its entirety to include all four proposals. The revised proxy card accompanies this mailing. The Annual Meeting is being held at the offices of Bryan Cave Leighton Paisner LLP, 1290 Avenue of the Americas, 35th Floor, New York, NY 10104, on Thursday, May 30, 2019, at 9:00 a.m., local time.

This Supplement relates to the new Proposal 4 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which is included in this mailing. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On April 24, 2019, we began mailing this Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A, the Proxy Statement, our Annual Report to Shareholders, and the enclosed new proxy card to all shareholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 30, 2019.

This Supplement, the Proxy Statement, Proxy Card, as revised, and our Annual Report to Shareholders are available at http://www.proxyvote.com.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 19, 2019, and which is included herewith.

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and to also vote on Proposal 4.

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Effect of Abstentions and Broker Non-Votes

Shares of common stock present at the Annual Meeting but that abstain from voting on Proposal 4 are not treated as votes cast. Therefore, such abstention will have no effect on the outcome of the vote on Proposal 4. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting. Broker non-votes (shares held by brokers, banks and other intermediaries that do not have discretionary authority to vote on a matter and have not received voting instructions from their customers) will have no effect on the outcome of the vote, although they are counted towards establishing a quorum for the Annual Meeting. If you are a beneficial holder of our common stock and do not provide specific voting instructions to your broker, bank or other intermediary, the organization that holds your shares will not be authorized to vote on Proposal 4 or the other proposals, except for Proposal 2- the ratification of PKF O’Connor Davies, LLP as our independent registered public accounting firm. Accordingly, we encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Revocation of Proxies/Voting of Shares

Any shareholders giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Shareholders entitled to vote at the Annual Meeting who attend may revoke any proxy previously granted and vote in person at the Annual Meeting by written ballot. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

If you have previously submitted voting instructions with respect to Proposals 1, 2 and/or 3, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2 and 3 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For shareholders of record, all shares represented by the proxies mailed to shareholders will be voted at the Annual Meeting in accordance with instructions given by the shareholders. Where proxies are returned without instructions, the shares will be voted: (1) “FOR” the election of each of the director nominees as a director of the Company; (2) “FOR” the ratification of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (3) “FOR” the approval of the advisory resolution regarding the compensation of the Company’s named executive officers; (4) “FOR” a frequency of every year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal); and (5) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting.

PROPOSAL 4
ADVISORY VOTE REGARDING THE
FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE
COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing shareholders with a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 3, as set forth in the Proxy Statement.

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Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every three years. Since 2013, we have held the say-on-pay vote at every third annual meeting, including this Annual Meeting.

The Board believes that since the original vote of our shareholders on the frequency of say-on-pay voting, annual say-on-pay voting has evolved to be a best practice in corporate governance. Accordingly, the Board has concluded that an annual advisory shareholder vote on the compensation paid to our named executive officers will provide the Board with current information on shareholder sentiment about our executive compensation program and enable the Board to respond timely, when deemed appropriate, to any concerns that shareholders may express about the program in the annual say-on-pay advisory votes.

The Company is presenting this Proposal 4, which gives you as a shareholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 3 above, in our proxy statement. Specifically, we are asking whether the advisory vote should occur every year, every two years or every three years. Shareholders are being asked to vote on the following non-binding, advisory resolution:

RESOLVED, that the frequency of once every one, two or three years that receives the highest number of votes cast for this non-binding, advisory resolution will be considered to be the preferred frequency of the shareholders with which the Company is to hold future non-binding shareholder advisory votes on the compensation paid to our named executive officers set forth in the Company’s proxy statement.

Vote Required

As with your vote on Proposal 3, your vote on this Proposal 4 is an advisory vote, which means that the Company and the Board are not required to take any particular action based on the outcome of the vote. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our shareholders’ sentiment and the Board will evaluate appropriate next steps.

Shareholders may vote for 1, 2 or 3 years, or may abstain. If there is no designation on a proxy as to how the shares represented should be voted on this proposal, the proxy will be voted for a frequency of every year. The advisory vote on frequency will be determined based on the number of years which receives the most votes cast. Shares of common stock that are present at the Annual Meeting but abstain from voting on such proposal are not treated as votes cast and will have no effect on the outcome of the vote on this proposal. Also, broker non-votes will have no effect on the outcome of the vote on this proposal.

Board Recommendations

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A RESOLUTION THAT PROVIDES FOR A FREQUENCY OF EVERY YEAR FOR FUTURE NON-BINDING, ADVISORY SHAREHOLDER VOTES ON THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

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Appendix A

Updated Notice of Annual Meeting

WIRELESS TELECOM GROUP, INC.
25 Eastmans Road
Parsippany, NJ 07054

UPDATED NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, May 30, 2019

THIS UPDATED NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Shareholders of Wireless Telecom Group, Inc. (our “Annual Meeting”) will continue to be held at the offices of Bryan Cave Leighton Paisner LLP, 1290 Avenue of the Americas, 35th Floor, New York, NY 10104, on Thursday, May 30, 2019, at 9:00 a.m., local time and that the following purposes, which now includes a new proposal 4, as more fully described in the proxy statement (the “Proxy Statement”) and the supplement to the Proxy Statement:

1.	To elect each of Alan L. Bazaar, Joseph Garrity, Mitchell Herbets, Michael Millegan, Allan D.L. Weinstein and Timothy Whelan as a member of the Company’s board of directors, for a term of one year and until their respective successors are elected and qualified;

2.	To ratify the selection of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To consider and approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers; and

4.	To hold an advisory (non-binding) vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers.

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by shareholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the director nominees proposed by the Board, that you vote “FOR” proposals 2 and 3 and “FOR” a frequency of every year under proposal 4. The background of each of the director nominees and a description of the other proposals are described in detail in the accompanying Proxy Statement.

The Board has fixed the close of business on April 15, 2019 (the “Record Date”) as the record date for determining the shareholders entitled to notice of and to vote at our Annual Meeting, or at any adjournment or postponement thereof. Only shareholders at the close of business on the Record Date are entitled to vote at our Annual Meeting or at any adjournment or postponement thereof.

We mailed the Proxy Statement Supplement (the “Supplement”), including this updated Notice of Annual Meeting, the Proxy Statement, our Annual Report to Shareholders, and the updated Proxy Card to our shareholders beginning on or about April 24, 2019.

The Supplement contains additional information related to the new Proposal 4 to be considered by shareholders at the Annual Meeting. However, the Supplement does not include all of the information

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provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the Proxy Statement.

Please note that if you have already voted your shares, we strongly encourage you to also vote on proposal 4 which has been added for shareholders to consider and vote on at the Annual Meeting.

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, after receiving the proxy materials please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

By Order of the Board of Directors,

Michael Kandell
Secretary

Dated: April 24, 2019

Important Notice Regarding Availability of Proxy Materials
for the 2019 Annual Meeting of Shareholders to be Held on May 30, 2019

Our Proxy Statement, Proxy Statement Supplement, Annual Report to Shareholders, and Proxy Card, as revised, are available on the Internet at http://www.proxyvote.com.

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PROXY
WIRELESS TELECOM GROUP, INC.
25 EASTMANS ROAD, PARSIPPANY, NEW JERSEY 07054

This Proxy is Solicited on Behalf of the Board of Directors
of Wireless Telecom Group, Inc.

The undersigned hereby appoints Messrs. Tim Whelan and Michael Kandell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on April 15, 2019, at the Annual Meeting of Shareholders to be held on May 30, 2019 or any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for director; FOR the ratification of the appointment of PKF O’ Connor Davies, LLP as Wireless Telecom Group, Inc.’s independent registered public accountant; FOR the adoption of the advisory resolution approving the compensation of the Company’s named executive officers; and FOR a frequency of every year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company did not include this proposal).

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For All	Withhold All	For All Except
		________	________	________

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number of the nominee(s) on the line below:

Nominees

01	ALAN L. BAZAAR	02	JOSEPH GARRITY,

03	MITCHELL HERBETS	04	MICHAEL MILLEGAN

05	ALLAN D.L. WEINSTEIN	06	TIMOTHY WHELAN

The Board of Directors recommends you vote FOR the following proposal:

2.	Ratification of PKF O’Connor Davies, LLP as the Company’s independent registered public accountants for the year ending December 31, 2019.

FOR:	[ ]

AGAINST:	[ ]

ABSTAIN:	[ ]
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3.	Advisory resolution approving the compensation of the Company’s named executive officers.

FOR:	[ ]

AGAINST:	[ ]

ABSTAIN:	[ ]

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	A non-binding advisory vote regarding the frequency of voting on the compensation paid to the Company’s named executive officers.

1 YEAR:	[ ]

2 YEARS:	[ ]

3 YEARS:	[ ]

ABSTAIN:	[ ]

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please indicate if you plan to attend this meeting	Yes [ ]	No [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date	Signature (Joint Owners)	Date
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